UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report:  May 9, 2007                Commission File Number: 0-15204

                            National Bankshares, Inc.
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             (Exact name of Registrant as specified in its charter)


           Virginia                                     54-1375874
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


        101 Hubbard Street
        Blacksburg, VA 24060
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(Address of principal executive offices)

Registrant's telephone number, including area code (540) 951-6300
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ITEM 7.01  REGULATION FD DISCLOSURE

The following information and exhibit is being furnished pursuant to Regulation FD.

National Bankshares, Inc, issued a press release on May 9, 2007, announcing that its Board of Directors has declared a semi-annual dividend of $0.37 per share payable on June 1, 2007 to stockholders of record as of May 21, 2007. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

The Company's May 9, 2007 press release also announced the renewal of a stock repurchase plan under which the Company's management is authorized to repurchase up to 100,000 of common stock in the open market in the period from June 1, 2007 through May 31, 2008. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

99.1    National Bankshares, Inc. press release dated May 9, 2007.


                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    NATIONAL BANKSHARES, INC.



Date:  May 9, 2007                  By:    /s/ JAMES G. RAKES
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                                          James G. Rakes
                                          Chairman
                                          President and Chief Executive Officer






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